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                                                                   EXHIBIT 10.54

                        AMENDMENT TO AMENDED AND RESTATED
                           SECURITY HOLDERS AGREEMENT

                  THIS AMENDMENT is made and entered into as of September 19, 1996 (the "Amendment") to the Amended and Restated Securityholders Agreement, dated as of July 25, 1996, by and among Telcom Ventures, L.L.C., LCC, Incorporated, TC Group, L.L.C., LCC, L.L.C. (the "Company" or "LCC, L.L.C.") and MCI Telecommunications Corporations (the "Agreement").

                  WHEREAS, the parties desire to amend the Agreement in order to reflect assignment of the Telcom Note before rather than after the Merger (as such terms are defined in the Agreement),

                  NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

                  1.1 EFFECTIVE TIME. This Amendment shall become effective immediately upon the execution hereof.

                  1.2 DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

                  1.3 ASSIGNMENT OF TELCOM NOTE TO LCC, L.L.C. BEFORE MERGER. The Agreement is hereby amended (i) to modify Section 4.1 of the Agreement to permit Telcom to assign the Telcom Note either to LCC International (following the Merger) or to LCC, L.L.C. (prior to the Merger, but after the effectiveness of the Registration Statement and in connection with the Merger), and (ii) to make all references to LCC International in such Section 4.1 and Section 2.1 to apply and refer in addition to LCC, L.L.C. for the period prior to the Merger but after the effectiveness of the Registration Statement and in connection with the Merger.

                  1.4 REPLACEMENT OF TELCOM VENTURES WITH RF INVESTORS IN AGREEMENT OF MERGER. The Agreement is hereby amended to acknowledge that Telcom intends to transfer its 99% membership interest in LCC, L.L.C. to RF Investors, L.L.C., a Delaware limited liability company in which Telcom will have a 99% interest, immediately prior to the Merger, and to permit the replacement of the reference to Telcom in the Agreement of Merger attached as Exhibit A to the Agreement with a reference to RF Investors, L.L.C. in the event that such transfer is made.

                  1.5 MULTIPLE COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.



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                  1.6 GOVERNING LAW. This amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

                  1.7 OTHER PROVISIONS OF AGREEMENT. Except as set forth above, the Agreement shall remain unchanged and in full force and effect.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.


TELCOM VENTURES, L.L.C.            LCC, INCORPORATED

By:  /s/ RAJENDRA SINGH            By:    /s/ RAJENDRA SINGH
    ---------------------------         ------------------------------
Name:  Rajendra Singh              Name: Rajendra Singh
    ---------------------------         ------------------------------
Title:                             Title:
    ---------------------------         ------------------------------

TC GROUP, L.L.C.                   MCI TELECOMMUNICATIONS
                                   CORPORATION

By:  /s/ MARK D. EIN               By:   /s/ DOUGLAS P. MAINE
    ---------------------------         ------------------------------
Name:  Mark D. Ein                 Name:   Douglas P. Maine
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Title:                             Title:
    ---------------------------         ------------------------------


LCC, L.L.C.

By:  /s/ PETER DELISO
    ---------------------------
Name:  Peter Deliso
    ---------------------------
Title:
    ---------------------------